                                                  Exhibit 10.2

                         AMENDMENT NO. 5
                   Dated as of March 29, 1996

                               to

              AMENDED AND RESTATED CREDIT AGREEMENT
                  Dated as of December 14, 1993


          Sequa Corporation, a Delaware corporation (the "Borrower"), The Bank of New York, as Administrative Agent (the "Administrative Agent"), The Bank of New York, The Bank of Nova Scotia and Chemical Bank, as Managing Agents (the "Managing Agents"), Bank of America National Trust and Savings Association, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents (the "Co-Agents"), and the banks listed on the signature pages hereto (the "Banks") agree as follows:

          SECTION 1.     Credit Agreement.   Reference is made to
the Amended and Restated Credit Agreement, dated as of December 14, 1993 among the Borrower, the Administrative Agent, the Managing Agents, the Co-Agents and the Banks, as amended by Amendment No. 1, dated as of June 13, 1994, Amendment No. 2, dated as of December 14, 1994, Amendment No. 3 and Waiver, dated as of March 3, 1995 and Amendment No. 4, Consent and Waiver, dated as of April 1, 1995 (as so amended, the "Credit Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. The Credit Agreement as amended by this Amendment No. 5 is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 2.     Amendments.    Upon and after the
Amendment Effective Date (as defined in Section 4 hereof), the
Credit Agreement shall be amended as follows:

          (a)  Section 1.09(b) is amended by

               (i) replacing the figure "0.50%" in the fourth line thereof with the figure "0.375%"; and

               (ii) deleting in its entirety the phrase
"; provided that, for each day during which the Borrower's long-term senior debt shall be rated both (i) Baa3 or better by Moody's Investors Service and (ii) BBB- or better by Standard & Poor's Corporation, the applicable rate per annum shall instead be 0.375%";

          (b) Section 4.13(c) is amended by replacing the table therein with the following:

          "Calendar Year         Maximum Capital Expenditures
              1993               $85,000,000;
              1994               $95,000,000 (less the aggregate
                                 amount of Capital Expenditures
made in calendar year 1993 in     excess of $80,000,000);
              1995               $100,000,000;
              1996               $100,000,000;
              1997               $100,000,000;
              1998               $100,000,000;";

          (c) Section 4.16 is amended by replacing the table
therein with                      the following:

              "Date              Minimum Fixed Charge
                                    Coverage Ratio
          December 31, 1994          1.70 to 1.00
          March 31, 1995             1.70 to 1.00
          June 30, 1995              1.70 to 1.00
          September 30, 1995         1.80 to 1.00
          December 31, 1995          2.00 to 1.00
          March 31, 1996             2.25 to 1.00
          Thereafter                 2.25 to 1.00";

          (d) Section 5.01(a) is amended to read in its entirety as follows:

              "(a)  Monthly Operating Reports; Officer's
          Certificate. As soon as available and in any event within 30 days after the close of each monthly accounting period beginning on or after November 1, 1993, Monthly Operating Reports of the Borrower and the Consolidated Subsidiaries as at the end of such monthly period, together with a certificate of the president, chief financial officer, controller or treasurer of the Borrower stating that such reports (a) were prepared in good faith and (b) present with reasonable accuracy the financial performance for the covered period.";
          (e) Section 10.01 is amended by

          (i) inserting before the period at the end of the definition of "Consolidated Net Income" therein the following:

              "; and provided further, that all gains described in clause (y) of the definition of Consolidated Net Worth in excess of all losses described in such clause shall be disregarded in the computation of Consolidated Net Income"; and

              (ii) restating the definition of "Maturity Date" therein in its entirety as follows:

              "`Maturity Date' means, unless extended under
              Section 1.15 of this Agreement, March 31, 1998.";
              and

          (f) Annex A is amended, in its entirety, to read as set forth on Annex A attached hereto.

              SECTION 3.         Representations and Warranties.
Each of the Borrower and each Guarantor (as defined after giving effect to this Amendment No. 5) has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms Amendment No. 5 and the Credit Agreement as amended thereby. Amendment No. 5 has been duly executed and delivered by the Borrower and each such Guarantor and is a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with its terms by the Borrower and such Guarantors of Amendment No. 5 and the Credit Agreement as amended thereby do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders of the Borrower or any Subsidiary or
(b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such Contracts, would have a Materially Adverse Effect upon the Borrower or any Subsidiary, or
(ii) any Applicable Law.

              SECTION 4.         Amendment Effective Date;
Conditions to Effectiveness. This Amendment No. 5 shall become effective as of the date first written above (the "Amendment Effective Date") on the first date on which this Amendment No. 5 shall have been duly executed and delivered by the Borrower, the

Guarantors and the Banks and the Administrative Agent has received each of the following, in form and substance and, in the case of the materials referred to in clauses (a), (b), (c) and
(e) certified in a manner satisfactory to the Administrative Agent and Winthrop, Stimson, Putnam & Roberts, special counsel to the Administrative Agent:

              (a) a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated the Amendment Effective Date, substantially in the form of Schedule 2.01(a)(i) or (ii) to the Credit Agreement, as the case may be, to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

              (b) a copy of the certificate of incorporation of each Loan Party, (x) certified, as of a recent date, by the Secretary of State or other appropriate official of such Loan Party's jurisdiction of incorporation or (y) if such Loan Party has previously delivered such a certified copy of its certificate of incorporation to the Administrative Agent, certified, as of the Amendment Effective Date, by the Secretary or other appropriate officer of such Loan Party, which certificate shall certify that the certificate of incorporation for such Loan Party has not been amended or modified since the date of the previously delivered Secretary of State's certificate;

              (c) a good standing certificate with respect to each Loan Party and each of their respective U.S. domestic
Material Subsidiaries, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation;

              (d)                an opinion of counsel for each
Loan Party, dated the Amendment Effective Date, in form satisfactory to the Managing Agents;

              (e)                a certificate of the president,
chief financial officer or treasurer of the Borrower, certifying that, immediately prior to giving effect to this Amendment No. 5, no Default exists under the Credit Agreement;

              (f) payment of all facility fees accrued and unpaid as of the Amendment Effective Date pursuant to Section 1.09(b) and payment of such fees and expenses of Winthrop, Stimson, Putnam & Roberts, special counsel to the Administrative Agent, as shall have been billed as of the Effective Date; and

              (g)                such instruments and other
documents as the Administrative Agent or its special counsel may request.

              SECTION 5.         Governing Law.This Amendment No.
5 shall be construed in accordance with and governed by the substantive law of the State of New York.

              SECTION 6.         Headings.Section headings in
this Amendment No. 5 are included herein for convenience and reference only and shall not constitute a part of this Amendment
No. 5 for any other purpose.

              SECTION 7.         Counterparts.This Amendment No.
5 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

              IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                                  SEQUA CORPORATION



                                  By /s/ K.A. Drucker
                                    Name:
                                    Title:


                                  CASCO INVESTORS CORPORATION
                                  CHROMALLOY AMERICAN CORPORATION
                                  CHROMALLOY GAS TURBINE
                                  CORPORATION
                                  SEQUA CHEMICALS, INC.
                                  CASCO PRODUCTS CORPORATION
                                  SEQUA FINANCIAL CORPORATION
                                  NORTHERN TECHNOLOGIES, INC.
                                  each as a Guarantor,



                                  By /s/ K.A. Drucker
                                    Name:
                                    Title:


                                  THE BANK OF NEW YORK, as
                                  Administrative Agent, as a
                                  Managing Agent and as a Bank



                                  By /s/ William A. Kerr
                                    Name:
                                        Title:

                                  THE BANK OF NOVA SCOTIA, as a
                                  Managing Agent and as a Bank



                                  By /s/ Herman Santiago
                                    Name:
                                     Title:


                                  CHEMICAL BANK, as a Managing
                                  Agent and as a Bank



                                  By /s/ Peter Eckstein
                                    Name:
                                    Title:


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as a
                                  Co-Agent and as a Bank



                                  By /s/ John W. Pocalyko
                                    Name:
                                    Title:


                                  CHASE MANHATTAN BANK, N.A., as
                                  a Co-Agent and as a Bank



                                  By /s/ Lawrence C. Shields
                                    Name:
                                    Title:


                                  THE NIPPON CREDIT BANK, LTD.,
                                  as a Co-Agent and as a Bank



                                  By /s/ David C. Carrington
                                    Name:
                                    Title:

                                  BANK BRUSSELS LAMBERT, NEW YORK
                                  BRANCH



                                  By /s/ Eric Hollanders
                                    Name:
                                    Title:

                                  By /s/ Gerrit Verlodt
                                    Name:
                                    Title:

                             ANNEX A



Banks, Lending Offices
 and Notice Addresses                     Commitments

THE BANK OF NEW YORK                      $27,500,000


Domestic Lending Office:

THE BANK OF NEW YORK
One Wall Street
New York, New York  10286


Eurodollar Lending Office:

THE BANK OF NEW YORK
One Wall Street
New York, New York  10286


Notice Address:

THE BANK OF NEW YORK
One Wall Street
New York, New York  10286


Facsimile No. :  (212) 635-1480
Telephone No. :  (212) 635-1368

Attention:  William A. Kerr


Pro rata share of aggregate amount of all Commitments as of March
29, 1996 : 22.00000000%

THE BANK OF NOVA SCOTIA                   $27,500,000


Domestic Lending Office:

THE BANK OF NOVA SCOTIA
NEW YORK AGENCY
One Liberty Plaza
New York, New York  10006


Eurodollar Lending Office:

THE BANK OF NOVA SCOTIA
NEW YORK AGENCY
One Liberty Plaza
New York, New York  10006


Notice Address:

THE BANK OF NOVA SCOTIA
One Liberty Plaza
26th Floor
New York, New York  10006


Facsimile No. : (212) 225-5090
Telephone No. : (212) 225-5070

Attention:  Herman Santiago


Pro rata share of aggregate amount of all Commitments as of March
29, 1996 : 22.00000000%

CHEMICAL BANK                             $27,500,000


Domestic Lending Office:

CHEMICAL BANK
270 Park Avenue, 10th Floor
New York, New York  10017


Eurodollar Lending Office:

CHEMICAL BANK
270 Park Avenue, 10th Floor
New York, New York  10017


Notice Address:

CHEMICAL BANK
270 Park Avenue, 10th Floor
New York, New York  10017


Facsimile No. : (212) 682-8937
Telephone No. : (212) 270-3867

Attention:  Andrew Stawsi


Pro rata share of aggregate amount of all Commitments as of March
29, 1996 : 22.00000000%

BANK OF AMERICA NT&SA                     $7,500,000


Domestic Lending Office:

BANK OF AMERICA NT&SA
1850 Gateway Blvd.
Concord, CA  94520


Eurodollar Lending Office:

BANK OF AMERICA NT&SA
1850 Gateway Blvd.
Concord, CA  94520


Notice Address:

BANK OF AMERICA NT&SA
1850 Gateway Blvd.
Concord, CA  94520


Facsimile No. : (510) 675-7233
Telephone No. : (510) 675-7212

Attention:  Cheryl Colombo


Pro rata share of aggregate amount of all Commitments as of March
29, 1996 : 6.00000000%

THE CHASE MANHATTAN BANK, N.A.            $14,500,000



Domestic Lending Office:

THE CHASE MANHATTAN BANK, N.A.
1 Chase Manhattan Plaza
New York, New York  10081


Eurodollar Lending Office:

THE CHASE MANHATTAN BANK, N.A.
1 Chase Manhattan Plaza
New York, New York  10081


Notice Address:

THE CHASE MANHATTAN BANK, N.A.
2 Chase Manhattan Plaza
5th Floor
New York, New York  10081


Facsimile No. : (212) 552-7375
Telephone No. : (212) 552-7529

Attention:  Lenora Kiernan




Pro rata share of aggregate amount of all Commitments as of March
29, 1996 : 11.60000000%

THE NIPPON CREDIT BANK, LTD.              $14,500,000


Domestic Lending Office:

THE NIPPON CREDIT BANK, LTD.
245 Park Avenue - 30th Floor
New York, New York  10167


Eurodollar Lending Office:

THE NIPPON CREDIT BANK, LTD.
245 Park Avenue - 30th Floor
New York, New York  10167


Notice Address:

THE NIPPON CREDIT BANK, LTD.
245 Park Avenue - 30th Floor
New York, New York  10167


Facsimile No. : (212) 697-8034
Telephone No. : (212) 984-1263

Attention:  PETER FIORILLO
            Loan Administration


Pro rata share of aggregate amount of all Commitments as of March
29, 1996 : 11.60000000%

BANK BRUSSELS LAMBERT,                    $6,000,000

NEW YORK BRANCH

Domestic Lending Office:

BANK BRUSSELS LAMBERT
NEW YORK BRANCH
630 Fifth Avenue
Suite 2020
New York, New York  10111


Eurodollar Lending Office:

BANK BRUSSELS LAMBERT
NEW YORK BRANCH
630 Fifth Avenue
Suite 2020
New York, New York  10111


Notice Address:

BANK BRUSSELS LAMBERT
NEW YORK BRANCH
630 Fifth Avenue
Suite 2020
New York, New York  10111


Facsimile No. : (212) 333-5786
Telephone No. : (212) 632-5316

Attention:  JOHN E. KIPPAX
            Vice President


Pro rata share of aggregate amount of all Commitments as of March
29, 1996 : 4.80000000%

                                                  Exhibit 10.2

                                                      WSP&R Draft
                                                         12/11/96


                         AMENDMENT NO. 6
                  Dated as of December 13, 1996

                               to

              AMENDED AND RESTATED CREDIT AGREEMENT
                  Dated as of December 14, 1993


          Sequa Corporation, a Delaware corporation (the "Borrower"), The Bank of New York, as Administrative Agent (the "Administrative Agent"), The Bank of New York, The Bank of Nova Scotia and Chemical Bank, as Managing Agents (the "Managing Agents"), Bankers Trust Company, The Chase Manhattan Bank and The Nippon Credit Bank, Ltd., as Co-Agents (the "Co-Agents"), and the banks listed on the signature pages hereto (the "Banks") agree as follows:

          SECTION 1. Credit Agreement. Reference is made to the Amended and Restated Credit Agreement, dated as of December 14, 1993 among the Borrower, the Administrative Agent, the Managing Agents, the Co-Agents and the Banks, as amended by Amendment No. 1, dated as of June 13, 1994, Amendment No. 2, dated as of December 14, 1994, Amendment No. 3 and Waiver, dated as of March 3, 1995, Amendment No. 4, Consent and Waiver, dated as of April 1, 1995 and Amendment No. 5 dated as of March 29, 1996 (as so amended, the "Credit Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. The Credit Agreement as amended by this Amendment No. 6 is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 2.Amendments.  Upon and after the Amendment
Effective Date (as defined in Section 4 hereof), the Credit
Agreement shall be amended as follows:

          (a)  Section 10.01 is amended by

               (i)  in the definition of "Consolidated Net
     Worth", (A) inserting a new clause (w) immediately before the existing clause (x) contained therein to read as follows:

                    "(w) 1996 Excess Gas Turbine Litigation
                    Expenses,"; and

                    (B) inserting "(w)," immediately before the phrase "(x), (y) and (z)" contained therein;

               (ii) in the definition of "EBITDA", deleting the "and" immediately before clause (vi) thereof and replacing it with "," and inserting a new clause (vii) immediately after the existing clause (vi) to read as follows:

                    " and (vii) 1996 Excess Gas Turbine
                    Litigation Expenses";

               (iii)  adding a definition of "1996 Excess Gas
     Turbine Litigation Expenses" in the correct alphabetical order as follows:

                    "1996 Excess Gas Turbine Litigation Expenses" means the lesser of (i) $27,275,000 and (ii) the litigation expenses in excess of $12,725,000 actually incurred by the Borrower or a Subsidiary of the Borrower for the fiscal year ended December 31, 1996, in connection with the antitrust litigation involving Chromalloy Gas Turbine Corporation, which litigation was identified in the Borrower's letter to the Administrative Agent dated November 25, 1996."

          SECTION 3. Representations and Warranties. Each of the Borrower and each Guarantor (as defined after giving effect to this Amendment No. 6) has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms Amendment No. 6 and the Credit Agreement as amended thereby. Amendment No. 6 has been duly executed and delivered by the Borrower and each such Guarantor and is a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with its terms by the Borrower and such Guarantors of Amendment No. 6 and the Credit Agreement as amended thereby do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary or any consent or approval of the stockholders of the Borrower or any Subsidiary or
(b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien upon any assets of the Borrower or any Subsidiary under, (i) any

Contract to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such Contracts, would have a Materially Adverse Effect upon the Borrower or any Subsidiary, or
(ii) any Applicable Law.

          SECTION 4. Amendment Effective Date. This Amendment No. 6 shall become effective as of the date first written above (the "Amendment Effective Date") on the first date on which this Amendment No. 6 shall have been duly executed and delivered by the Borrower, the Guarantors and the Required Banks.

          SECTION 5.     Governing Law.  This Amendment No. 6
shall be construed in accordance with and governed by the substantive law of the State of New York.

          SECTION 6.     Headings.  Section headings in this
Amendment No. 6 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 6 for any other purpose.

          SECTION 7.     Counterparts.  This Amendment No. 6 may
be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 6, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                    SEQUA CORPORATION



                    By /s/ K.A. Drucker_
                      Name:
                      Title:


                    CASCO INVESTORS CORPORATION
                    CHROMALLOY AMERICAN CORPORATION
                    CHROMALLOY GAS TURBINE CORPORATION
                    SEQUA CHEMICALS, INC.
                    CASCO PRODUCTS CORPORATION
                    SEQUA FINANCIAL CORPORATION
                    NORTHERN TECHNOLOGIES, INC.
                    each as a Guarantor,



                    By /s/ K.A. Drucker
                      Name:
                      Title:


                    THE BANK OF NEW YORK, as Administrative
                         Agent, as a Managing Agent and as a Bank



                    By /s/ William A. Kerr
                      Name:
                      Title:


                    THE BANK OF NOVA SCOTIA, as a Managing Agent
                         and as a Bank



                    By /s/ H. Santiago
                      Name:
                      Title:

                    THE CHASE MANHATTAN BANK, as a Managing Agent
                         and as a Bank



                    By /s/ Lawrence C. Shields
                      Name:
                      Title:


                    BANKERS TRUST COMPANY, as a Co-Agent and as a
                         Bank



                    By /s/ P. Hogan
                      Name:
                      Title:


                    THE NIPPON CREDIT BANK, LTD., as a Co-Agent
                         and as a Bank


                    By /s/ David C. Carrington
                      Name:
                      Title:

                    BANK BRUSSELS LAMBERT, NEW YORK BRANCH



                    By /s/ Eric Hollanders
                      Name:
                      Title:



                    By /s/ Gerrit Verlodt
                      Name:
                      Title:

                                                  Exhibit 10.2

                                        August 1, 1996

Sequa Corporation
200 Park Avenue
New York, NY  10166


Attention:  Jenny S. Kade,
            Assistant Treasurer


            Re:     Consent to Make Restricted Payment


          Reference is made to the Amended and Restated Credit Agreement dated as of December 14, 1993, among Sequa Corporation (the "Borrower"), The Bank of New York, as Administrative Agent, The Bank of New York, The Bank of Nova Scotia and Chemical Bank, as Managing Agents, Bank of America, NT&SA, Chase Manhattan Bank, N.A. and The Nippon Credit Bank, Ltd., as Co-Agents, and the Banks listed on the signature pages thereof (as amended from time to time, the "Credit Agreement") (capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement).

          The Required Banks hereby consent to the making of a Restricted Payment by the Borrower for the purpose of repurchasing shares of its Capital Securities (the "Repurchased Stock"), notwithstanding Section 4.06 of the Credit Agreement; provided, that (i) such Restricted Payment shall not exceed ten million Dollars ($10,000,000) and (ii) no Default or Event of Default shall have occurred and be continuing at the time such Restricted Payment is made or at the time the Borrower becomes obligated to make such Restricted Payment, and no Default or Event of Default shall result from the making of such Restricted Payment or the purchase of the Repurchased Stock by the Borrower.

          This consent shall become effective as of the date hereof on the first date upon which this consent has been executed by the Required Banks.

          This consent may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

                    THE BANK OF NEW YORK



                    By /s/ William A. Kerr
                      Name:
                      Title:


                    THE BANK OF NOVA SCOTIA



                    By /s/ H. Santiago
                      Name:
                      Title:


                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                         ASSOCIATION



                    By /s/ John W. Pocalyko
                      Name:
                      Title:


                    THE CHASE MANHATTAN BANK



                    By /s/ Lawrence C. Shields
                      Name:
                      Title:


                    THE NIPPON CREDIT BANK, LTD.



                    By /s/ David C. Carrington
                      Name:
                      Title:

                    BANK BRUSSELS LAMBERT, NEW YORK BRANCH



                    By /s/ Eric Hollanders
                      Name:
                      Title:



                    By /s/Gerrit Verlodt
                      Name:
                      Title: